Subsidiaries of
AllianceBernstein L.P.

Each of the entities listed below are wholly-owned subsidiaries of AllianceBernstein, unless a specific percentage ownership is indicated:

AllianceBernstein International LLC
(Delaware)

AB Trust Company, LLC
(New Hampshire)

AllianceBernstein Corporation of Delaware
(Delaware)

AllianceBernstein Holdings (Cayman) Ltd.
(Cayman Islands)

Alliance Capital Management LLC
(Delaware)

Sanford C. Bernstein & Co., LLC
(Delaware)

AllianceBernstein Real Estate Investments LLC
(Delaware)

AB Private Credit Investors LLC
(Delaware)

AB Custom Alternative Solutions LLC
(Delaware)

AllianceBernstein Investments, Inc.
(Delaware)

AllianceBernstein Investor Services, Inc.
(Delaware)

AllianceBernstein Oceanic Corporation
(Delaware)

Autonomous Research U.S. L.P.
(Delaware)

AB Broadly Syndicated Loan Manager LLC
(Delaware)

AnchorPath Financial, LLC
(Delaware)

AnchorPath GP, LLC
(Delaware)

AB Distribution Vehicle LLC
(Delaware)

Sanford C. Bernstein Global Holdings LLC
(Delaware)

Bernstein Institutional Services LLC
(Delaware)

AllianceBernstein Canada, Inc.
(Canada)

Sanford C. Bernstein (Canada) Limited
(Canada)

AllianceBernstein (Mexico), S. de R.L. de C.V.
(Mexico)

AllianceBernstein Administradora de Carteiras (Brasil) Ltda.
(Brazil)

AllianceBernstein (Argentina) S.R.L.
(Argentina)

AllianceBernstein (Chilé) SpA
(Chilé)

AllianceBernstein Holdings Limited
(U.K.)

AllianceBernstein Preferred Limited
(U.K.)

AllianceBernstein Limited
(UK)

AllianceBernstein Services Limited
(UK)

Sanford C. Bernstein Limited
(UK)

Sanford C. Bernstein (CREST Nominees) Limited
(UK)

Sanford C. Bernstein (Schweiz) GmbH
(Switzerland)

Sanford C. Bernstein (Autonomous UK) 1 Limited
(UK)

Bernstein Autonomous LLP
(UK)

Autonomous Research Limited
(UK)
Lacarne Holdings Ltd.
(UK)

Suzugia Limited
(UK)

CPH Capital Fondsmaeglerselskab A/S
(Denmark)

AllianceBernstein Schweiz AG
(Switzerland)

AllianceBernstein (Luxembourg) S.a.r.l
(Luxembourg)

AllianceBernstein (France) SAS
(France)

AllianceBernstein Portugal, Unipessoal LDA
(Portugal)

AB Bernstein Israel Ltd.
(Israel)

AllianceBernstein Japan Ltd.
(Japan)

Sanford C. Bernstein Japan KK
(Japan; pending FSA approval)

AllianceBernstein Hong Kong Limited
(Hong Kong)

Sanford C. Bernstein (Hong Kong) Limited
(Hong Kong)

AllianceBernstein Asset Management (Korea) Ltd.
(South Korea)

AllianceBernstein Investment Management Australia Limited
(Australia)

AllianceBernstein Australia Limited
(Australia)

Sanford C. Bernstein (Australia) Pty. Limited
(Australia)

AllianceBernstein (Singapore) Ltd.
(Singapore)

Sanford C. Bernstein (Singapore) Private Limited
(Singapore)

AllianceBernstein Investments Taiwan Limited
(Taiwan)

AllianceBernstein Management Consulting (Shanghai) Co., Ltd.
(China)

AB (Shanghai) Overseas Investment Fund Management Co., Ltd.
(China)

AllianceBernstein Fund Management Co., Ltd.
(China; pending CSRC approval)

Alliance Capital (Mauritius) Private Limited
(Mauritius)

AllianceBernstein Investment Research and Management (India) Private Ltd.
(India)

AllianceBernstein Business Services Private Limited
(India)

AllianceBernstein Solutions (India) Private Limited

(India)

Sanford C. Bernstein (India) Private Limited
(India)

Sanford C. Bernstein Ireland Limited
(Ireland)

W.P. Stewart & Co., LLC
(Delaware)

WPS Advisors, LLC
(Delaware)

W.P. Stewart Asset Management LLC
(Delaware)

W.P. Stewart Asset Management (NA), LLC
(New York)

W.P. Stewart Securities LLC
(Delaware)

AB CarVal Investors L.P.
(Delaware)

CarVal CLO Management GP, LLC
(Delaware)

CarVal Management Holdings, L.P.
(Delaware)

CarVal CLO Management, LLC
(Delaware)

CVI Sandhills Holdings LLC
(Delaware)

CarVal Carry GP Corp.
(Cayman Islands)

CVI General Partner, LLC
(Delaware)

CarVal Investors Luxembourg S.a.r.l.
(Luxembourg)

CarVal Investors Ireland DAC
(Ireland)

CarVal Investors UK Limited
(UK)

CarVal Investors GB LLP
(UK)

CarVal Portugal LDA
(Portugal)

CarVal Investors Pte Ltd.
(Singapore)

CarVal Investors PRC Holdings Pte. Ltd.
(Singapore)

CarVal Wensheng Private Fund Management (Shanghai) Co., Ltd.
(China)